Income taxes (Schedule of Components of Deferred Tax Assets Alternative Minimum Tax Credits) (Details) - Net Deferred Tax Asset U.S. Alternative Minimum Tax Credits [Member] - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Disclosure of temporary difference, unused tax losses and unused tax credits [line items]
Alternative minimum tax credits
Provisions and reserves
Net operating losses		6,792
Total deferred tax assets		6,792
Property, Plant and equipment		(6,792)
Net deferred tax assets